As filed with the Securities and Exchange Commission on April 24, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 24, 2019
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 24, 2019, Bank of America Corporation (the “Corporation”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Corporation’s stockholders approved the Second Amendment (the “Amendment”) to the Bank of America Corporation Key Employee Equity Plan (as amended, the “Plan”) to, among other things, increase the number of shares of the Corporation’s common stock available for awards under the Plan by 150 million shares. The Plan’s terms are substantially unchanged other than the increase in the shares available for awards and provisions regarding minimum vesting requirements and tax withholding. In addition, the expiration date of the Plan was extended from May 5, 2025 to April 23, 2029.

A description of the material terms and conditions of the Plan appears on pages 72-79 of the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 13, 2019 (the “2019 Proxy Statement”). That description, a copy of which is filed as Exhibit 99.1 hereto and is incorporated into this Item 5.02(e) by reference, does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included as Appendix B to the 2019 Proxy Statement. The Amendment is attached as Exhibit 10.1 to this report and is incorporated into this Item 5.02(e) by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on April 24, 2019.

(b) The Corporation’s stockholders elected all of the nominees for director; approved the advisory vote on executive compensation; ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2019; and approved the Amendment. The Corporation’s stockholders did not approve the stockholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1, 2, 4 and 5 Preferred Stock voted together as a class.

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	6,994,624,670	64,444,889	28,621,092	1,347,093,596
Susan S. Bies	7,008,408,198	50,485,671	28,796,782	1,347,093,596
Jack O. Bovender, Jr.	7,003,498,383	53,069,416	31,122,851	1,347,093,596
Frank P. Bramble, Sr.	6,945,433,850	111,201,184	31,055,616	1,347,093,596
Pierre J.P. de Weck	6,987,286,196	68,945,255	31,459,200	1,347,093,596
Arnold W. Donald	6,982,417,422	73,680,284	31,592,945	1,347,093,596
Linda P. Hudson	7,008,184,879	49,749,669	29,756,102	1,347,093,596
Monica C. Lozano	6,915,998,843	142,486,516	29,205,293	1,347,093,596
Thomas J. May	6,858,802,176	189,165,606	39,722,869	1,347,093,596
Brian T. Moynihan	6,803,592,180	229,177,853	54,920,617	1,347,093,596
Lionel L. Nowell, III	6,991,901,113	64,431,622	31,357,916	1,347,093,596
Clayton S. Rose	7,005,281,574	50,924,485	31,484,592	1,347,093,596
Michael D. White	7,002,379,067	53,794,213	31,517,370	1,347,093,596
Thomas D. Woods	7,010,995,049	45,212,580	31,483,022	1,347,093,596
R. David Yost	6,986,403,038	69,743,398	31,544,214	1,347,093,596
Maria T. Zuber	7,010,890,386	47,627,698	29,172,567	1,347,093,596

2. Approving the Corporation's Executive Compensation (an Advisory, Non-binding "Say on Pay" Resolution):

For	6,752,218,622
Against	285,755,283
Abstain	49,716,745
Broker Non-Votes	1,347,093,596

3. Ratifying the Appointment of the Corporation’s Independent Registered Public Accounting Firm for 2019:

For	8,115,543,894
Against	281,813,690
Abstain	37,426,662

4. Approving the Amendment of the Bank of America Corporation Key Employee Equity Plan:

For	6,788,409,177
Against	254,664,592
Abstain	44,616,881
Broker Non-Votes	1,347,093,596

5. Stockholder Proposal - Report Concerning Gender Pay Equity:

For	1,608,331,746
Against	5,390,260,458
Abstain	89,098,447
Broker Non-Votes	1,347,093,596

6. Stockholder Proposal - Right to Act by Written Consent:

For	1,854,633,131
Against	5,172,332,961
Abstain	60,724,558
Broker Non-Votes	1,347,093,596

7. Stockholder Proposal - Enhance Shareholder Proxy Access:

For	1,825,607,424
Against	5,207,111,599
Abstain	54,971,627
Broker Non-Votes	1,347,093,596

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Second Amendment to the Bank of America Corporation Key Employee Equity Plan
99.1	Description of Bank of America Corporation Key Employee Equity Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary
Dated: April 24, 2019